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                                                              EXHIBIT 23






                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-25519, No. 33-41360 and No. 33-45564) and on Form S-3 (No. 33-18192, No. 33-43481 and
No. 33-54747).

/s/ Arthur Andersen LLP


Boston, Massachusetts
December 16, 1994